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                                                                EXHIBIT 10.54

                               THIRD AMENDMENT TO
                                CREDIT AGREEMENT

      THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made and dated as of the 24th day of June, 1997, by and among BOYD GAMING CORPORATION, a Nevada corporation ("Boyd Gaming") and CALIFORNIA HOTEL AND CASINO, a Nevada corporation ("CH&C"; CH&C and Boyd Gaming being referred to collectively as the "Borrowers" and each individually as a "Borrower"), the commercial lending institutions listed on the signature pages hereof (collectively, the "Lenders"), WELLS FARGO BANK, N.A., as Swingline Lender, CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as letter of credit issuer, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and WELLS FARGO BANK, N.A., as co-managing agents (herein, in such capacity, the "Co-Managing Agents"), BANKERS TRUST COMPANY, CREDIT LYONNAIS LOS ANGELES BRANCH and SOCIETE GENERALE, as co-agent (herein, in such capacity, the "Co-Agents"), and CIBC, as administrative agent and collateral agent for the Lenders (herein, in such capacity, called the "Agent").

                                    RECITALS

      A. The Borrowers and the Lenders entered into that certain $500,000,000 Credit Agreement dated as of June 19, 1996 (as amended by the First Amendment to Credit Agreement dated as of March 28, 1997 and the Second Amendment to Credit Agreement dated as of June 11, 1997, the "Credit Agreement"), pursuant to which the Lenders agreed to extend credit to the Borrowers on the terms and subject to the conditions set forth therein.

     B. The Borrowers and the Lenders desire to amend certain terms and conditions of the Credit Agreement pursuant to this Amendment.

      NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree to amend the Credit Agreement as follows:

                                    AGREEMENT

        1.     The Credit Agreement is hereby amended as follows:

             (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in their correct alphabetical order:

             "Permitted Subordinated Debt Issuance means an issuance by Boyd Gaming of up to $250,000,000 of subordinated unsecured notes, on terms reasonably acceptable to the Agent and Co-Managing Agents.



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                 "Supplemental Fee is defined in Section 3.3.5.

                "Temporary Availability Reduction" is defined in
Section 2.2.2(f).

        (b) The definition of the term "Commitment Fee Amount" in Section 1.1 of the Credit Agreement is hereby amended by adding "or pursuant to Section 2.2.2(f)" immediately prior to the end of the parenthetical clause therein.

        (c) The definition of the term "Permitted Note Issuance" in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

               "Permitted Note Issuance" means an issuance by Boyd Gaming of senior or subordinated unsecured notes (other than the Permitted Subordinated Debt Issuance) on terms reasonably acceptable to the Agent and the Co-Managing Agents.

        (d) The definition of the term "Subordinated Debt" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

               "Subordinated Debt" means the Boyd Notes, the CH&C Notes, the Permitted Subordinated Debt Issuance, and all additional unsecured Indebtedness of the Borrowers for money borrowed which is subordinated, upon terms satisfactory to the Required Lenders, in right of payment to the payment in full in cash of all Obligations.

        (e) There shall be added to Section 2.2.2 of the Credit Agreement a new clause (f) reading in its entirety as follows:

               (f) To the extent Boyd Gaming completes a Permitted Subordinated Debt Issuance, the availability under the Revolving Loan Commitment Amount shall be reduced (the "Temporary Availability Reduction) by the lesser of (i) the amount of such Permitted Subordinated Debt Issuance and (ii) $192,631,250 (the estimated cost to redeem all of the CH&C Notes), and such Temporary Availability Reduction shall remain in effect until Boyd Gaming or any of its Subsidiaries redeems or repurchases all or a portion of the CH&C Notes, at which time the availability under the Revolving Loan Commitment Amount shall increase by an amount equal to the lesser of (i) the amount of such Permitted Subordinated Debt Issuance or (ii) 104.125% of the principal amount of each CH&C Note redeemed or repurchased.

        (f) The first parenthetical clause of Section 3.3.1 of the Credit Agreement is hereby amended by adding "or pursuant to Section 2.2.2(f)" immediately prior to the end of such parenthetical clause.

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        (g) There shall be added to the Credit Agreement a new Section 3.3.5 reading in its entirety as follows:

             SECTION 3.3.5. Supplemental Fee. In addition to the Unused Fee, the Borrowers agree to pay to the Agent for the account of each Lender during the Temporary Availability Reduction, a supplemental fee (the "Supplemental Fee") at the rate of 1/4 of 1% per annum, calculated on the average daily outstanding principal amount of the CH&C Notes. Not later than 10 days prior to the end of each March, June, September and December, commencing on the first of such dates following the Permitted Subordinated Debt Issuance and ending with the quarter in which all CH&C Notes have been purchased or redeemed, the Borrowers will furnish to the Agent a certificate setting forth the dates and amount of each purchase or redemption of CH&C Notes completed since the date of the Permitted Subordinated Debt Issuance, certified by the chief financial officer of Boyd Gaming. The Supplemental Fee shall be payable by the Borrowers quarterly in arrears on the last day of March, June, September and December in each year (or, if such day is not a Business Day, on the next succeeding Business Day), commencing with the first such date to occur after commencement of the Temporary Availability Reduction and on any expiration or termination of the Revolving Loan Commitment.

        (h) The sixth sentence of Section 4.7 of the Credit Agreement is hereby amended by adding "Supplemental Fees," after "Unused Fees," and before "L/C Fees".

        (i) Clause (ii) of Section 7.2.2 of the Credit Agreement is hereby amended to read in its entirety as follows;

          (ii) the Boyd Notes and CH&C Notes outstanding on the Effective Date, any notes issued pursuant to a Permitted Note Issuance and any notes issued pursuant to a Permitted Subordinated Debt Issuance;

        (j) Clause (a) of Section 7.2.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

               (a) Neither Boyd Gaming nor any of its Subsidiaries shall purchase or redeem the Boyd Notes, the CH&C Notes or any other Subordinated Debt other than (i) the redemption of the Boyd Notes at any time after a Permitted Note Issuance in an amount not to exceed the amount of such Permitted Note Issuance and (ii) the redemption or repurchase of the CH&C Notes at any time after a Permitted Subordinated Debt Issuance in an amount not to exceed the amount of such Permitted Subordinated Debt Issuance.

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     (k) Clause (c) of Section 8.1.8 of the Credit Agreement is hereby amended to read in its entirety as follows:

        "(c) prior to the redemption or repurchase of all of the CH&C Notes, a "Change in Control" (as such term is defined in the CH&C Indenture) in respect of CH&C shall occur or, after a Permitted Subordinated Debt Issuance, a "Change in Control" (as such term is defined under the indenture for such Permitted Subordinated Debt Issuance) shall occur;"

     2. Effective Date. This Amendment shall be effective on the date on which:

     (a) This Amendment shall have been executed by the Borrowers and the Required Lenders; and

        (b) The Agent shall have received executed acknowledgment and reaffirmations, substantially in the form set forth in Exhibit A hereto, duly executed by each of the Guarantors.

          3. Representations and Warranties. The Borrowers hereby represent and warrant to the Agent and the Lenders as follows:

                  (a) Each Borrower has the power and authority and the legal right to execute, deliver and perform this Amendment and has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by each Borrower. The Credit Agreement (as amended by this Amendment) and the other Loan Documents constitute legal, valid, and binding obligations of each Borrower, enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to creditors, rights generally, and general principles of equity.

             (b) At and as of the date of execution hereof and at and as of the effective date of this Amendment and after giving effect to this Amendment: (1) the representations and warranties of each Borrower contained in the Credit Agreement are true and correct in all respects, and (2) no Default or Event of Default has occurred and is continuing under the Credit Agreement.

      4. Reaffirmation of Credit agreement,. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby.


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      5.  Reaffirmation of Loan Documents. The Borrowers hereby further affirm and agree that (a) the execution and delivery by the Borrowers of and the performance of their obligations under the Credit Agreement, as amended by this Amendment, shall not in any way amend, impair, invalidate or otherwise affect any of the obligations of the Borrowers or the rights of the Agent or the Lenders under any of the Loan Documents or any other document or instrument made or given by the Borrowers in connection therewith, and (b) the term "obligations* as used in the Loan Documents includes, without limitation, the obligations of the Borrowers under the Credit Agreement an amended by this Amendment.

        6.   Miscellaneous Provisions.

          (a) Survival. The provisions of this Amendment shall survive to the extent provided in section 10.5 of the Credit Agreement.

          (b) Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF NEVADA.

          (c) Counterparts. This Amendment may be executed in any number of counterparts, all of which together shall constituted one agreement.

             (d) No other Amendment. Except as expressly amended herein, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements relating thereto or executed in connection therewith shall remain in full force and effect as currently written.

      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       BOYD GAMING CORPORATION

                                       By:  /s/      [SIG]
                                         --------------------------------------
                                         Title: Executive Vice President

                                       CALIFORNIA HOTEL AND CASINO

                                       By:  /s/      [SIG]
                                          -------------------------------------
                                          Title: Senior Vice President


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                                    CIBC INC.

                                    By:  /s/      [SIG]
                                      -----------------------------------------
                                      Title: Managing-Director
                                      CIBC Wood Gundy Securities Corp.,
                                      AS AGENT

                                    BANK OF AMERICA NT&SA

                                    By:  /s/
                                       ----------------------------------------
                                       Title:

                                    WELLS FARGO BANK, NATIONAL ASSOCIATION

                                    By:  /s/
                                       ----------------------------------------
                                       Title:

                                    BANKERS TRUST COMPANY

                                    By:  /s/
                                       ----------------------------------------
                                       Title:

                                    CREDIT LYONNAIS LOS ANGELES BRANCH

                                    By:  /s/
                                       ----------------------------------------
                                       Title:

                                    SOCIETE GENERALE

                                    By:  /s/
                                       ----------------------------------------
                                       Title:

                                    ABN AMRO BANK N.V.
                                      SAN FRANCISCO INTERNATIONAL BRANCH

                                    By:    ABN AMRO North America, Inc.
                                           as agent

                                    By:  /s/
                                       ----------------------------------------
                                       Title:

                                    By:  /s/
                                       ----------------------------------------
                                       Title:

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                             THE MITSUBISHI TRUST AND BANKING
                             CORPORATION, LOS ANGELES AGENCY

                             By:  /s/ [SIG]
                                ----------------------------------------------
                                Title: Hiroaki Koseki - Deputy General Manager

                             THE SANWA BANK, LIMITED

                             By:
                                -----------------------------------------------
                                Title:

                             COMMERZBANK AG, LOS ANGELES BRANCH

                             By:
                                -----------------------------------------------
                                Title:

                             By:
                                -----------------------------------------------
                                Title:

                             FIRST SECURITY BANK, N.A.

                             By:  /s/
                                -----------------------------------------------
                                Title:

                             THE SUMITOMO BANK, LIMITED

                             By:  /s/
                                -----------------------------------------------
                                Title:

                             By:  /s/
                                -----------------------------------------------
                                Title:

                             BANKBOSTON, N.A.

                             By:
                                -----------------------------------------------
                                Title:

                             BANK OF HAWAII

                             By:  /s/
                                -----------------------------------------------
                                Title:

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                            THE BANK OF NEW YORK

                            By:  /s/ [SIG]
                               -----------------------------------------------
                               Title:

                            BANQUE NATIONALE DE PARIS

                            By:  /s/
                               -----------------------------------------------
                               Title:

                            By:  /s/
                               -----------------------------------------------
                               Title:

                            THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                            LOS ANGELES AGENCY

                            By:  /s/
                               -----------------------------------------------
                               Title:

                            NBD BANK

                            By:  /s/
                               -----------------------------------------------
                               Title:

                            THE NIPPON CREDIT BANK, LTD., LOS
                            ANGELES AGENCY

                            By:  /s/
                               -----------------------------------------------
                               Title:

                            US BANK OF NEVADA

                            By:  /s/
                               -----------------------------------------------
                               Title:

                            WHITNEY NATIONAL BANK

                            By:  /s/
                               -----------------------------------------------
                               Title:

                            DEPOSIT GUARANTY NATIONAL BANK

                            By:  /s/
                               -----------------------------------------------
                               Title:

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                               FIRST HAWAIIAN BANK

                               By:  /s/ [SIG]
                                  ---------------------------------------------
                                  Title: Vice President

                               GIROCREDIT BANK# AG DER SPARKASSEN,
                               GRAND CAYMAN ISLANDS BRANCH

                               By:  /s/
                                  ---------------------------------------------
                                  Title:

                               IMPERIAL BANK

                               By:  /s/
                                  ---------------------------------------------
                                  Title:

                               TRUSTMARK NATIONAL BANK

                               By:  /s/
                                  ---------------------------------------------
                                  Title: